UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 5, 2018

Forterra, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-37921	37-1830464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor, Irving, TX	75062
(Address of Principal Executive Offices)	(Zip Code)

(469) 458-7973
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.
On November 6, 2018, Forterra, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended September 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information included or incorporated by reference in this Item 2.02, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
Subsequent to the issuance of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 10-K”), the Public Company Accounting Oversight Board (“PCAOB”) conducted an inspection of Ernst & Young LLP’s (“EY”) audit of the Company’s financial statements for the year ended December 31, 2017.  In connection with this inspection, EY performed additional testing pertaining to certain controls related to the Company’s information technology ("IT") systems and subsequently requested a reevaluation by management of those controls.  As a result of this reevaluation, management identified and, on November 5, 2018, the Company and its Audit Committee concluded that, a material weakness related to the aggregation of control deficiencies over the Company’s IT systems existed as of December 31, 2017.  Specifically, the Company determined that it did not maintain effective controls over user access to IT systems and changes to programs and data.  Management is completing its evaluation of this material weakness and the extent thereof and related remediation efforts, which the Company expects will include improvements to governance over IT systems controls.  Upon completion of this evaluation, the Company will file an amendment to the 2017 10-K to include the necessary disclosures regarding this additional material weakness. In addition, EY’s report on the Company’s internal control over financial reporting at December 31, 2017 will be revised to reflect the identification of this additional material weakness.
As of the date of this filing, to the knowledge of the Company’s Chief Executive Officer and Chief Financial Officer, this additional material weakness did not result in a material misstatement of the Company’s financial statements included in the 2017 10-K, and EY has not withdrawn its audit report on the financial statements included in the 2017 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Forterra, Inc. on November 6, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Executive Vice President, General Counsel and Secretary
Date: November 6, 2018